UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2008
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)	48033 (Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
On June 20, 2008, certain foreign subsidiaries of Lear entered into factoring agreements with Dresdner Bank Aktiengesellschaft in Frankfurt am Main (“Dresdner”). Under these factoring agreements, subject to certain conditions, Dresdner is obligated to purchase from the respective Lear subsidiaries certain receivables arising from the supply of goods and services sold to certain of Lear’s customers. The factoring agreements provide for aggregate purchases of accounts receivable up to €315 million. The respective Lear subsidiary will service the receivables and the sales will be without recourse with respect to the credit of the underlying obligors but is subject to recourse with respect to the condition of receivables as of their date of sale as well as subject to adjustment with respect to the quality of the goods and services sold to the obligors. The factoring agreements replace existing factoring agreements and extend the factoring arrangement between these subsidiaries and Dresdner through April 30, 2011, subject to the subsidiaries’ and Dresdner’s extension rights.
The factoring agreements are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Exhibit Description

10.1	Master Contract for the Regular Factoring of Claims á forfeit between Lear Corporation GmbH and Dresdner Bank Aktiengesellschaft in Frankfurt am Main, dated June 20, 2008

10.2	Master Contract for the Regular Factoring of Claims á forfeit between Lear Corporation Austria GmbH and Dresdner Bank Aktiengesellschaft in Frankfurt am Main, dated June 20, 2008

10.3	Master Contract for the Regular Factoring of Claims á forfeit between Lear Automotive Services (Netherlands) B.V. and Dresdner Bank Aktiengesellschaft in Frankfurt am Main, dated June 20, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation
Date: June 26, 2008	By:	/s/ Matthew J. Simoncini
		Name:	Matthew J. Simoncini
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Master Contract for the Regular Factoring of Claims á forfeit between Lear Corporation GmbH and Dresdner Bank Aktiengesellschaft in Frankfurt am Main, dated June 20, 2008

10.2	Master Contract for the Regular Factoring of Claims á forfeit between Lear Corporation Austria GmbH and Dresdner Bank Aktiengesellschaft in Frankfurt am Main, dated June 20, 2008

10.3	Master Contract for the Regular Factoring of Claims á forfeit between Lear Automotive Services (Netherlands) B.V. and Dresdner Bank Aktiengesellschaft in Frankfurt am Main, dated June 20, 2008